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                                                                  EXHIBIT 99.13

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Common Stock, par value $.01 per share, of Allied Waste Industries, a Delaware corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                                   BLACKSTONE CAPITAL PARTNERS II
                                   MERCHANT BANKING FUND L.P.

                                   By: BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its general partner

                                   By: /s/  Howard Lipson
                                       ----------------------------------------
                                       Member

                                   BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.

                                   By: BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its general partner

                                   By: /s/  Howard Lipson
                                       ----------------------------------------
                                       Member

                                   BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                                   II L.P.

                                   By: BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its general partner

                                   By: /s/  Howard Lipson
                                       ----------------------------------------
                                       Member

                                   BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.

                                   By: /s/  Howard Lipson
                                       ----------------------------------------
                                       Member

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                                  BLACKSTONE CAPITAL PARTNERS III
                                  MERCHANT BANKING FUND L.P.

                                  By: BLACKSTONE MANAGEMENT
                                      ASSOCIATES III L.L.C., its general partner

                                  By: /s/  Howard Lipson
                                      -----------------------------------------
                                      Member


                                  BLACKSTONE MANAGEMENT ASSOCIATES III L.L.C.

                                  By: /s/  Howard Lipson
                                      -----------------------------------------
                                      Member


                                  /s/  Howard Lipson
                                  ---------------------------------------------
                                  Peter G. Peterson
                                  By:  Howard A. Lipson     Attorney-in-fact


                                  /s/  Howard Lipson
                                  ---------------------------------------------
                                  Stephen A. Schwarzman
                                  By:  Howard A. Lipson     Attorney-in-fact


                                  Dated:  March 10, 1999